Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2020
Quarterly Results of Operations (Unaudited)
Quarterly Results of Operations (Unaudited)

Note 18. Quarterly Results of Operations (Unaudited)

The following table represents selected quarterly results of operations information (in thousands, except share and per share data):

	Three Months Ended
	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Mar. 31, 2020	Jun. 30, 2020	Sep. 30, 2020	Dec. 31, 2020

	(in thousands)
Total revenue	$39,823	$29,086	$13,517	$18,972	$17,031	$28,386	$32,099	$17,846
Gross profit (loss)	18,985	11,652	(1,093)	224	1,602	13,886	14,969	(5,341)
Operating loss	(2,642)	(9,719)	(26,888)	(29,764)	(30,003)	(9,705)	(2,742)	(111,454)
Provision for (benefit from) income taxes	27	25	70	(805)	(6,677)	17	2,562	14
Net loss	(2,182)	(9,476)	(26,827)	(28,741)	(23,385)	(9,727)	(5,295)	(111,457)

Net loss per share, basic and diluted	$(0.02)	$(0.07)	$(0.20)	$(0.21)	$(0.17)	$(0.07)	$(0.04)	$(0.64)